May 20, 2002

                             MARKMAN MULTIFUND TRUST

                     Markman Aggressive Allocation Portfolio
                      Markman Moderate Allocation Portfolio
                    Markman Conservative Allocation Portfolio
                       Markman Income Allocation Portfolio

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002

Effective immediately, shares of the Markman Income Allocation Portfolio (the "Fund") are no longer available for purchase. All shares of the Fund will be redeemed or, at the direction of existing shareholders, exchanged into another Markman Fund and the Fund will close its operations on June 30, 2002.